EXHIBIT 99.1


ECHO BAY MINES
6400 S. Fiddler's Green Circle                    Investor Contact:  Robbin Lee
Englewood, Colorado  80111-4957                                    303-714-8829



            ECHO BAY VICE PRESIDENT-OPERATIONS PLANS TO LEAVE COMPANY

Tuesday, March 17, 1998 - Echo Bay Mines Ltd. (Amex and TSE: ECO) announced today that Scott A. Caldwell, vice president - operations since November 1996, has resigned effective March 31, 1998 to accept a position with another company.

Echo Bay expects to announce a successor to this position by month-end.

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